UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: December 16, 1998)

                            BCAM INTERNATIONAL, INC.
         ---------------------------------------------------------------
             (exact name of registrant as specified in its charter)

         NEW YORK                     0-18109                  13-3228375
----------------------------  ------------------------   -----------------------
(State or other jurisdiction  (Commission File Number)   (IRS Employer
  of incorporation)                                       Identification Number

1800 WALT WHITMAN ROAD, MELVILLE, NEW YORK                       11747
--------------------------------------------------------------------------------
(Address of principal executive office)                      (Zip code)

       Registrant's telephone number, including area code: (516) 752-3550



--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 4. Changes in the Registrant's Certifying Accountant

On December 16, 1998, the Board of Directors of the Company appointed J. H. Cohn LLP, Roseland, NJ as its independent public accountants to replace Ernst & Young LLP, who were dismissed. In November 1998, Drew Shoe Corporation ("Drew"), a significant subsidiary of the Company, appointed Hays & Company, New York, NY as its independent auditors. It is expected that J.H. Cohn LLP will state reliance on Hays & Company's audit of the financial statements of Drew as of and for the year ending December 31, 1998 with respect to JH Cohn LLP's report on the audit of the Company's financial statements as of and for the year ending December 31, 1998.

The reports of Ernst & Young LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and for the interim period ended September 30, 1998, the Company has not consulted J.H. Cohn LLP with respect to the application of accounting principles to a specified completed or proposed transaction, or the type of audit opinion that might be rendered on the Company's financial statements.

During Drew's two most recent fiscal years and for the interim period ended September 30, 1998, Drew has not consulted Hays and Company with respect to the application of accounting principles to a specified completed or contemplated transaction, or the type of audit opinion that might be rendered on Drew's financial statements.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1997 and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report. In connection with its audit of the financial statements for the year ended December 31, 1997, Ernst & Young LLP has advised the Company that the Company's internal control structure design is deficient principally due to a lack of adequate segregation of duties and adequate systems and information output. The audit committee of the board of directors discussed the subject matter of each of the internal control deficiencies with Ernst & Young LLP. The Company has authorized Ernst & Young LLP to respond fully to the inquiries of the successor accountant concerning the subject matter of each deficiency.

The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated January 7, 1999, is filed as Exhibit 16a to this Form 8-K/A.

In connection with the audit of the financial statements of Drew, a significant subsidiary of the Company, for the year ended December 31, 1996, there were no disagreements with J.H. Cohn LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which, if not resolved to the satisfaction of J.H. Cohn LLP would have caused them to make reference to the subject matter in connection with their report.

Exhibits:

      16a. Letter of Ernst & Young LLP (amended herewith)
      16b. Letter of JH Cohn LLP (previously filed)

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BCAM INTERNATIONAL, INC.


                                    By: /s/ Michael Strauss
                                        ----------------------------------------
                                        Michael Strauss, President
                                        Chairman of the Board and
                                        Chief Executive Officer

Date: January 7, 1999